Revised Supplemental Information
to Reflect Segment Realignment
Full Years 2011 and 2010
Quarterly Information for 2011

This segment information is preliminary and based on company data available at the time of this filing. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment
(Dollars in millions)
	Year Ended December 31, 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis) (1)	$45,588	$21,377	$3,207	$9,490	$3,682	$6,052	$1,780
Noninterest income (loss)	48,838	11,496	(6,361)	7,828	11,103	11,344	13,428
Total revenue, net of interest expense (FTE basis) (1)	94,426	32,873	(3,154)	17,318	14,785	17,396	15,208
Provision for credit losses	13,410	3,490	4,524	(1,118)	(56)	398	6,172
Noninterest expense	80,274	17,704	21,804	8,888	12,236	14,357	5,285
Income (loss) before income taxes	742	11,679	(29,482)	9,548	2,605	2,641	3,751
Income tax expense (benefit) (FTE basis) (1)	(704)	4,227	(10,009)	3,501	1,620	969	(1,012)
Net income (loss)	$1,446	$7,452	$(19,473)	$6,047	$985	$1,672	$4,763

Average
Total loans and leases	$938,096	$153,641	$119,820	$265,560	n/m	$102,144	$283,890
Total assets (2)	2,296,322	517,523	190,367	338,455	$589,753	290,565	369,659
Total deposits	1,035,802	462,087	n/m	237,193	n/m	254,997	49,267
Period end
Total loans and leases	$926,200	$146,378	$112,359	$278,177	n/m	$103,460	$267,621
Total assets (2)	2,129,046	520,503	163,712	350,148	$501,150	284,062	309,471
Total deposits	1,033,041	464,263	n/m	246,466	n/m	253,264	32,729

	Year Ended December 31, 2010
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis) (1)	$52,693	$24,298	$4,662	$10,064	$4,332	$5,682	$3,655
Noninterest income	58,697	13,883	5,667	7,684	14,786	10,609	6,068
Total revenue, net of interest expense (FTE basis) (1)	111,390	38,181	10,329	17,748	19,118	16,291	9,723
Provision for credit losses	28,435	11,647	8,490	1,298	30	646	6,324
Noninterest expense	83,108	28,579	14,806	8,672	11,769	13,209	6,073
Income (loss) before income taxes	(153)	(2,045)	(12,967)	7,778	7,319	2,436	(2,674)
Income tax expense (benefit) (FTE basis) (1)	2,085	3,089	(4,070)	2,887	3,073	1,083	(3,977)
Net income (loss)	$(2,238)	$(5,134)	$(8,897)	$4,891	$4,246	$1,353	$1,303

Average
Total loans and leases	$958,331	$175,746	$129,234	$260,970	n/m	$99,269	$281,642
Total assets (2)	2,439,606	516,511	224,994	312,922	$644,561	267,365	473,253
Total deposits	988,586	451,553	n/m	203,459	n/m	232,519	66,882
Period end
Total loans and leases	$940,440	$166,007	$122,933	$254,841	n/m	$100,725	$285,086
Total assets (2)	2,264,909	510,986	212,412	311,788	$537,270	296,478	395,975
Total deposits	1,010,430	452,871	n/m	217,262	n/m	258,210	48,767

(1)
Fully taxable-equivalent (FTE) basis is a non-GAAP financial measure. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	2

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Fourth Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis) (1)	$10,959	$5,079	$809	$2,309	$863	$1,496	$403
Noninterest income	14,187	2,526	2,467	1,694	942	2,671	3,887
Total revenue, net of interest expense (FTE basis) (1)	25,146	7,605	3,276	4,003	1,805	4,167	4,290
Provision for credit losses	2,934	1,297	1,001	(256)	(18)	118	792
Noninterest expense	19,522	4,426	4,573	2,137	2,893	3,637	1,856
Income (loss) before income taxes	2,690	1,882	(2,298)	2,122	(1,070)	412	1,642
Income tax expense (benefit) (FTE basis) (1)	699	639	(854)	785	(302)	153	278
Net income (loss)	$1,991	$1,243	$(1,444)	$1,337	$(768)	$259	$1,364

Average
Total loans and leases	$932,898	$147,150	$116,993	$276,844	n/m	$102,709	$272,808
Total assets (2)	2,207,567	514,798	171,763	348,469	$552,190	284,629	335,718
Total deposits	1,032,531	459,819	n/m	240,732	n/m	250,040	46,055
Period end
Total loans and leases	$926,200	$146,378	$112,359	$278,177	n/m	$103,460	$267,621
Total assets (2)	2,129,046	520,503	163,712	350,148	$501,150	284,062	309,471
Total deposits	1,033,041	464,263	n/m	246,466	n/m	253,264	32,729

	Third Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis) (1)	$10,739	$5,149	$923	$2,323	$925	$1,412	$7
Noninterest income	17,963	2,976	1,899	1,629	2,370	2,826	6,263
Total revenue, net of interest expense (FTE basis) (1)	28,702	8,125	2,822	3,952	3,295	4,238	6,270
Provision for credit losses	3,407	1,132	918	(182)	3	162	1,374
Noninterest expense	17,613	4,342	3,829	2,219	2,966	3,507	750
Income (loss) before income taxes	7,682	2,651	(1,925)	1,915	326	569	4,146
Income tax expense (benefit) (FTE basis) (1)	1,450	985	(802)	710	878	211	(532)
Net income (loss)	$6,232	$1,666	$(1,123)	$1,205	$(552)	$358	$4,678

Average
Total loans and leases	$942,032	$151,492	$120,079	$268,170	n/m	$102,786	$286,753
Total assets (2)	2,301,454	518,945	182,843	349,237	$603,661	290,974	355,794
Total deposits	1,051,320	464,256	n/m	246,291	n/m	255,882	52,846
Period end
Total loans and leases	$932,531	$149,739	$119,823	$273,549	n/m	$102,362	$274,268
Total assets (2)	2,219,628	519,562	188,769	342,038	$552,097	280,897	336,265
Total deposits	1,041,353	465,773	n/m	236,264	n/m	251,251	53,248

For footnotes see page 4.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	3

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment (continued)
(Dollars in millions)
	Second Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis) (1)	$11,493	$5,549	$579	$2,376	$874	$1,573	$542
Noninterest income	1,990	3,130	(11,894)	2,285	3,539	2,922	2,008
Total revenue, net of interest expense (FTE basis) (1)	13,483	8,679	(11,315)	4,661	4,413	4,495	2,550
Provision for credit losses	3,255	400	1,507	(557)	(8)	72	1,841
Noninterest expense	22,856	4,375	8,625	2,223	3,263	3,624	746
Income (loss) before income taxes	(12,628)	3,904	(21,447)	2,995	1,158	799	(37)
Income tax expense (benefit) (FTE basis) (1)	(3,802)	1,402	(6,941)	1,074	247	286	130
Net income (loss)	$(8,826)	$2,502	$(14,506)	$1,921	$911	$513	$(167)

Average
Total loans and leases	$938,513	$155,122	$121,683	$260,132	n/m	$102,201	$287,840
Total assets (2)	2,339,110	522,693	198,030	332,361	$622,251	289,262	374,513
Total deposits	1,035,944	467,179	n/m	235,699	n/m	255,432	48,072
Period end
Total loans and leases	$941,257	$153,391	$121,553	$263,066	n/m	$102,878	$287,425
Total assets (2)	2,261,319	521,306	185,398	341,587	$560,684	284,504	367,840
Total deposits	1,038,408	465,457	n/m	243,885	n/m	255,796	43,908

	First Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis) (1)	$12,397	$5,600	$896	$2,482	$1,020	$1,571	$828
Noninterest income	14,698	2,864	1,167	2,220	4,252	2,925	1,270
Total revenue, net of interest expense (FTE basis) (1)	27,095	8,464	2,063	4,702	5,272	4,496	2,098
Provision for credit losses	3,814	661	1,098	(123)	(33)	46	2,165
Noninterest expense	20,283	4,561	4,777	2,309	3,114	3,589	1,933
Income (loss) before income taxes	2,998	3,242	(3,812)	2,516	2,191	861	(2,000)
Income tax expense (benefit) (FTE basis) (1)	949	1,201	(1,412)	932	797	319	(888)
Net income (loss)	$2,049	$2,041	$(2,400)	$1,584	$1,394	$542	$(1,112)

Average
Total loans and leases	$938,966	$160,976	$120,560	$256,846	n/m	$100,852	$288,301
Total assets (2)	2,338,538	513,629	209,328	323,357	$581,074	297,531	413,619
Total deposits	1,023,140	457,037	n/m	225,785	n/m	258,719	50,107
Period end
Total loans and leases	$932,425	$156,950	$118,749	$257,468	n/m	$101,287	$286,531
Total assets (2)	2,274,532	526,848	204,484	327,611	$576,487	285,690	353,412
Total deposits	1,020,175	471,009	n/m	229,199	n/m	256,751	36,154

(1)
Fully taxable-equivalent (FTE) basis is a non-GAAP financial measure. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	4

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Net interest income (FTE basis)	$21,377	$24,298	$5,079	$5,149	$5,549	$5,600
Noninterest income:
Card income	6,286	7,054	1,303	1,720	1,686	1,577
Service charges	4,518	5,584	1,144	1,202	1,094	1,078
All other income	692	1,245	79	54	350	209
Total noninterest income	11,496	13,883	2,526	2,976	3,130	2,864
Total revenue, net of interest expense (FTE basis)	32,873	38,181	7,605	8,125	8,679	8,464

Provision for credit losses	3,490	11,647	1,297	1,132	400	661

Goodwill impairment	—	10,400	—	—	—	—
All other noninterest expense	17,704	18,179	4,426	4,342	4,375	4,561
Income (loss) before income taxes	11,679	(2,045)	1,882	2,651	3,904	3,242
Income tax expense (FTE basis)	4,227	3,089	639	985	1,402	1,201
Net income (loss)	$7,452	$(5,134)	$1,243	$1,666	$2,502	$2,041

Net interest yield (FTE basis)	4.45%	5.09%	4.23%	4.26%	4.58%	4.75%
Return on average allocated equity	14.09	n/m	9.31	12.61	19.09	15.41
Return on average economic capital (1)	33.55	19.91	22.10	30.45	45.86	36.10
Efficiency ratio (FTE basis)	53.86	74.85	58.20	53.44	50.41	53.89
Efficiency ratio, excluding goodwill impairment charge (FTE basis)	53.86	47.61	58.20	53.44	50.41	53.89

Balance Sheet
Average
Total loans and leases	$153,641	$175,746	$147,150	$151,492	$155,122	$160,976
Total earning assets (2)	480,039	477,269	475,859	479,746	486,115	478,468
Total assets (2)	517,523	516,511	514,798	518,945	522,693	513,629
Total deposits	462,087	451,553	459,819	464,256	467,179	457,037
Allocated equity	52,908	64,578	53,005	52,382	52,559	53,700
Economic capital (1)	22,273	26,860	22,418	21,781	21,904	23,002

Period end
Total loans and leases	$146,378	$166,007	$146,378	$149,739	$153,391	$156,950
Total earning assets (2)	480,378	475,716	480,378	480,597	482,728	490,106
Total assets (2)	520,503	510,986	520,503	519,562	521,306	526,848
Total deposits	464,263	452,871	464,263	465,773	465,457	471,009

(1) Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)
(2) Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	5

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking (1)
Net interest income (FTE basis)	$21,377	$8,471	$11,502	$1,404
Noninterest income:
Card income	6,286	—	6,286	—
Service charges	4,518	3,995	—	523
All other income	692	223	328	141
Total noninterest income	11,496	4,218	6,614	664
Total revenue, net of interest expense (FTE basis)	32,873	12,689	18,116	2,068

Provision for credit losses	3,490	173	3,072	245

Noninterest expense	17,704	10,578	5,961	1,165
Income before income taxes	11,679	1,938	9,083	658
Income tax expense (FTE basis)	4,227	711	3,272	244
Net income	$7,452	$1,227	$5,811	$414

Net interest yield (FTE basis)	4.45%	2.02%	9.04%	3.23%
Return on average allocated equity	14.09	5.17	27.50	5.15
Return on average economic capital (2)	33.55	21.26	55.30	6.97
Efficiency ratio (FTE basis)	53.86	83.36	32.90	56.36

Balance Sheet
Average
Total loans and leases	$153,641	n/m	$126,083	$26,889
Total earning assets (3)	480,039	$419,444	127,258	43,542
Total assets (3)	517,523	445,922	130,254	51,553
Total deposits	462,087	421,106	n/m	40,679
Allocated equity	52,908	23,735	21,127	8,046
Economic capital (2)	22,273	5,786	10,538	5,949

Period end
Total loans and leases	$146,378	n/m	$120,668	$25,006
Total earning assets (3)	480,378	$418,622	121,991	46,515
Total assets (3)	520,503	445,680	127,623	53,949
Total deposits	464,263	421,871	n/m	41,518

	Year Ended December 31, 2010
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking (1)
Net interest income (FTE basis)	$24,298	$8,278	$14,408	$1,612
Noninterest income:
Card income	7,054	—	7,054	—
Service charges	5,584	5,057	—	527
All other income	1,245	227	851	167
Total noninterest income	13,883	5,284	7,905	694
Total revenue, net of interest expense (FTE basis)	38,181	13,562	22,313	2,306

Provision for credit losses	11,647	201	10,962	484

Goodwill impairment	10,400	—	10,400	—
All other noninterest expense	18,179	11,150	5,901	1,128
Income (loss) before income taxes	(2,045)	2,211	(4,950)	694
Income tax expense (FTE basis)	3,089	820	2,012	257
Net income (loss)	$(5,134)	$1,391	$(6,962)	$437

Net interest yield (FTE basis)	5.09%	2.00%	9.85%	4.11%
Return on average allocated equity	n/m	5.74	n/m	5.51
Return on average economic capital (2)	19.91	22.44	23.75	7.49
Efficiency ratio (FTE basis)	74.85	82.21	73.06	48.89
Efficiency ratio, excluding goodwill impairment charge (FTE basis)	47.61	82.21	26.45	48.89

Balance Sheet
Average
Total loans and leases	$175,746	n/m	$145,081	$29,977
Total earning assets (3)	477,269	$413,595	146,303	39,210
Total assets (3)	516,511	440,030	150,660	47,660
Total deposits	451,553	414,877	n/m	36,466
Allocated equity	64,578	24,222	32,416	7,940
Economic capital (2)	26,860	6,247	14,772	5,841

Period end
Total loans and leases	$166,007	n/m	$137,024	$28,313
Total earning assets (3)	475,716	$414,215	138,071	39,697
Total assets (3)	510,986	440,953	138,479	47,820
Total deposits	452,871	415,189	n/m	37,379

For footnotes see page 8.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	6

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking (1)
Net interest income (FTE basis)	$5,079	$1,998	$2,766	$315
Noninterest income:
Card income	1,303	—	1,303	—
Service charges	1,144	1,036	—	108
All other income (loss)	79	46	(15)	48
Total noninterest income	2,526	1,082	1,288	156
Total revenue, net of interest expense (FTE basis)	7,605	3,080	4,054	471

Provision for credit losses	1,297	57	1,138	102

Noninterest expense	4,426	2,785	1,376	265
Income before income taxes	1,882	238	1,540	104
Income tax expense (FTE basis)	639	89	511	39
Net income	$1,243	$149	$1,029	$65

Net interest yield (FTE basis)	4.23%	1.91%	8.96%	2.69%
Return on average allocated equity	9.31	2.46	19.80	3.13
Return on average economic capital (2)	22.10	10.00	40.71	4.15
Efficiency ratio (FTE basis)	58.20	90.46	33.97	55.82

Balance Sheet
Average
Total loans and leases	$147,150	n/m	$121,122	$25,306
Total earning assets (3)	475,859	$414,905	122,374	46,707
Total assets (3)	514,798	441,629	127,530	53,767
Total deposits	459,819	417,110	n/m	42,388
Allocated equity	53,005	23,862	20,610	8,533
Economic capital (2)	22,418	5,923	10,061	6,434

Period end
Total loans and leases	$146,378	n/m	$120,668	$25,006
Total earning assets (3)	480,378	$418,622	121,991	46,515
Total assets (3)	520,503	445,680	127,623	53,949
Total deposits	464,263	421,871	n/m	41,518

	Third Quarter 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking (1)
Net interest income (FTE basis)	$5,149	$1,987	$2,820	$342
Noninterest income:
Card income	1,720	—	1,720	—
Service charges	1,202	1,071	—	131
All other income (loss)	54	61	(42)	35
Total noninterest income	2,976	1,132	1,678	166
Total revenue, net of interest expense (FTE basis)	8,125	3,119	4,498	508

Provision for credit losses	1,132	52	1,037	43

Noninterest expense	4,342	2,614	1,444	284
Income before income taxes	2,651	453	2,017	181
Income tax expense (FTE basis)	985	168	750	67
Net income	$1,666	$285	$1,267	$114

Net interest yield (FTE basis)	4.26%	1.88%	8.97%	3.06%
Return on average allocated equity	12.61	4.75	24.22	5.75
Return on average economic capital (2)	30.45	19.36	49.50	7.86
Efficiency ratio (FTE basis)	53.44	83.80	32.09	56.06

Balance Sheet
Average
Total loans and leases	$151,492	n/m	$123,547	$27,258
Total earning assets (3)	479,746	$420,310	124,766	44,342
Total assets (3)	518,945	447,053	129,170	52,394
Total deposits	464,256	422,331	n/m	41,622
Allocated equity	52,382	23,820	20,755	7,807
Economic capital (2)	21,781	5,873	10,194	5,714

Period end
Total loans and leases	$149,739	n/m	$122,222	$26,839
Total earning assets (3)	480,597	$422,196	123,509	44,403
Total assets (3)	519,562	448,906	128,747	51,422
Total deposits	465,773	424,267	n/m	41,182

For footnotes see page 8.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	7

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	Second Quarter 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking (1)
Net interest income (FTE basis)	$5,549	$2,281	$2,903	$365
Noninterest income:
Card income	1,686	—	1,686	—
Service charges	1,094	965	—	129
All other income	350	55	260	35
Total noninterest income	3,130	1,020	1,946	164
Total revenue, net of interest expense (FTE basis)	8,679	3,301	4,849	529

Provision for credit losses	400	31	302	67

Noninterest expense	4,375	2,596	1,517	262
Income before income taxes	3,904	674	3,030	200
Income tax expense (FTE basis)	1,402	242	1,086	74
Net income	$2,502	$432	$1,944	$126

Net interest yield (FTE basis)	4.58%	2.15%	9.06%	3.45%
Return on average allocated equity	19.09	7.34	37.11	6.34
Return on average economic capital (2)	45.86	30.58	75.04	8.62
Efficiency ratio (FTE basis)	50.41	78.64	31.27	49.73

Balance Sheet
Average
Total loans and leases	$155,122	n/m	$127,343	$27,153
Total earning assets (3)	486,115	$425,362	128,505	42,352
Total assets (3)	522,693	451,554	130,356	50,886
Total deposits	467,179	426,684	n/m	40,190
Allocated equity	52,559	23,612	21,016	7,931
Economic capital (2)	21,904	5,662	10,409	5,833

Period end
Total loans and leases	$153,391	n/m	$125,139	$27,590
Total earning assets (3)	482,728	$422,646	126,322	44,034
Total assets (3)	521,306	449,123	130,704	51,751
Total deposits	465,457	424,579	n/m	40,572

	First Quarter 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking (1)
Net interest income (FTE basis)	$5,600	$2,205	$3,013	$382
Noninterest income:
Card income	1,577	—	1,577	—
Service charges	1,078	923	—	155
All other income	209	61	125	23
Total noninterest income	2,864	984	1,702	178
Total revenue, net of interest expense (FTE basis)	8,464	3,189	4,715	560

Provision for credit losses	661	33	595	33

Noninterest expense	4,561	2,583	1,624	354
Income before income taxes	3,242	573	2,496	173
Income tax expense (FTE basis)	1,201	212	925	64
Net income	$2,041	$361	$1,571	$109

Net interest yield (FTE basis)	4.75%	2.14%	9.15%	3.81%
Return on average allocated equity	15.41	6.19	28.77	5.58
Return on average economic capital (2)	36.10	25.87	55.54	7.60
Efficiency ratio (FTE basis)	53.89	80.98	34.44	63.34

Balance Sheet
Average
Total loans and leases	$160,976	n/m	$132,472	$27,864
Total earning assets (3)	478,468	$417,218	133,538	40,690
Total assets (3)	513,629	443,461	134,043	49,103
Total deposits	457,037	418,298	n/m	38,462
Allocated equity	53,700	23,641	22,149	7,910
Economic capital (2)	23,002	5,683	11,509	5,810

Period end
Total loans and leases	$156,950	n/m	$128,844	$27,491
Total earning assets (3)	490,106	$429,956	129,944	41,536
Total assets (3)	526,848	456,247	132,410	49,520
Total deposits	471,009	431,022	n/m	39,693

(1)
Business Banking, formerly part of Global Commercial Banking, provides a wide range of lending-related products and services, integrated working capital and treasury solutions to U.S.-based companies with annual sales generally in the range of $1 million to $50 million, and also includes the results of the Corporation's investment in a merchant processing joint venture.

(2)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(3)
Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) for total Consumer & Business Banking, Deposits and Business Banking. Card Services does not require an asset allocation. As a result, the sum of the businesses does not agree to total Consumer & Business Banking results.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	8

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Average deposit balances
Checking	$194,814	$175,946	$198,274	$196,807	$195,968	$188,073
Savings	38,128	34,939	37,409	38,822	39,391	36,875
MMS	136,336	130,131	136,257	137,508	137,094	134,454
CDs and IRAs	88,812	106,834	83,719	87,105	90,729	93,824
Non-U.S. and other	3,997	3,703	4,160	4,014	3,997	3,811
Total average deposit balances	$462,087	$451,553	$459,819	$464,256	$467,179	$457,037

Deposit spreads (excludes noninterest costs)
Checking	3.16%	3.62%	2.95%	3.09%	3.25%	3.38%
Savings	3.27	3.64	3.11	3.25	3.32	3.42
MMS	1.40	1.14	1.35	1.37	1.41	1.49
CDs and IRAs	0.39	0.23	0.46	0.39	0.36	0.34
Non-U.S. and other	3.71	4.26	3.44	3.63	3.82	3.97
Total deposit spreads	2.12	2.09	2.03	2.09	2.15	2.20

Client brokerage assets	$66,576	$63,597	$66,576	$61,918	$69,000	$66,703

Online banking active accounts (units in thousands)	29,870	29,345	29,870	29,917	29,660	30,065
Mobile banking active accounts (units in thousands)	9,166	6,285	9,166	8,531	7,652	6,970
Banking centers	5,702	5,856	5,702	5,715	5,742	5,805
ATMs	17,756	17,926	17,756	17,752	17,817	17,886

U.S. Credit Card
Loans
Average credit card outstandings	$105,478	$117,962	$102,241	$103,671	$106,164	$109,941
Ending credit card outstandings	102,291	113,785	102,291	102,803	104,659	107,107
Credit quality
Net charge-offs	$7,276	$13,027	$1,432	$1,639	$1,931	$2,274
	6.90%	11.04%	5.55%	6.28%	7.29%	8.39%
30+ delinquency	$3,823	$5,914	$3,823	$4,019	$4,263	$5,093
	3.74%	5.20%	3.74%	3.91%	4.07%	4.75%
90+ delinquency	$2,070	$3,320	$2,070	$2,128	$2,413	$2,879
	2.02%	2.92%	2.02%	2.07%	2.31%	2.68%
Other U.S. credit card indicators
Gross interest yield	10.25%	10.72%	10.10%	10.14%	10.27%	10.47%
Risk adjusted margin	5.82	2.42	6.77	6.08	6.23	4.25
New account growth (in thousands)	3,035	1,814	797	851	730	657
Purchase volumes	$192,358	$185,985	$50,901	$48,547	$48,974	$43,936

Debit card data
Purchase volumes	$250,545	$234,080	$63,726	$62,774	$64,049	$59,996

Business Banking
Loans
Average outstandings	$26,889	$29,977	$25,306	$27,258	$27,153	$27,864

Credit spread	2.36%	2.64%	1.77%	2.37%	2.44%	2.83%

Credit quality
Net charge-offs	$462	$751	$118	$100	$127	$117
	1.72%	2.50%	1.85%	1.46%	1.88%	1.70%
Nonperforming assets	$1,300	$1,959	$1,300	$1,548	$1,716	$1,844
	5.20%	6.92%	5.20%	5.77%	6.22%	6.71%

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	9

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Net interest income (FTE basis)	$3,207	$4,662	$809	$923	$579	$896
Noninterest income:
Mortgage banking income (loss)	(8,193)	3,164	2,330	1,800	(13,018)	695
Insurance income (loss)	750	2,061	(3)	23	299	431
All other income	1,082	442	140	76	825	41
Total noninterest income (loss)	(6,361)	5,667	2,467	1,899	(11,894)	1,167
Total revenue, net of interest expense (FTE basis)	(3,154)	10,329	3,276	2,822	(11,315)	2,063

Provision for credit losses	4,524	8,490	1,001	918	1,507	1,098

Goodwill impairment	2,603	2,000	—	—	2,603	—
All other noninterest expense	19,201	12,806	4,573	3,829	6,022	4,777
Loss before income taxes	(29,482)	(12,967)	(2,298)	(1,925)	(21,447)	(3,812)
Income tax benefit (FTE basis)	(10,009)	(4,070)	(854)	(802)	(6,941)	(1,412)
Net loss	$(19,473)	$(8,897)	$(1,444)	$(1,123)	$(14,506)	$(2,400)

Net interest yield (FTE basis)	2.07%	2.52%	2.30%	2.45%	1.46%	2.11%

Balance Sheet
Average
Total loans and leases	$119,820	$129,234	$116,993	$120,079	$121,683	$120,560
Total earning assets	154,890	185,344	139,789	149,177	158,674	172,339
Total assets	190,367	224,994	171,763	182,843	198,030	209,328
Allocated equity	16,202	26,016	14,757	14,240	17,139	18,736
Economic capital (1)	14,852	21,214	14,757	14,240	14,437	15,994

Period end
Total loans and leases	$112,359	$122,933	$112,359	$119,823	$121,553	$118,749
Total earning assets	132,381	172,082	132,381	144,831	149,908	166,265
Total assets	163,712	212,412	163,712	188,769	185,398	204,484

Period end (in billions)
Mortgage servicing portfolio (2)	$1,763.0	$2,056.8	$1,763.0	$1,917.4	$1,991.3	$2,028.4

(1)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding MSRs). Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(2)	Includes servicing of residential mortgage loans, home equity lines of credit, home equity loans and discontinued real estate mortgage loans.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	10

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Annual Results (1)
(Dollars in millions)
	Year Ended December 31, 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$3,207	$1,828	$1,379
Noninterest income:
Mortgage banking income (loss)	(8,193)	2,502	(10,695)
Insurance income	750	750	—
All other income	1,082	972	110
Total noninterest income (loss)	(6,361)	4,224	(10,585)
Total revenue, net of interest expense (FTE basis)	(3,154)	6,052	(9,206)
Provision for credit losses	4,524	234	4,290
Goodwill impairment	2,603	—	2,603
Noninterest expense	19,201	4,659	14,542
Income (loss) before income taxes	(29,482)	1,159	(30,641)
Income tax expense (benefit) (FTE basis)	(10,009)	426	(10,435)
Net income (loss)	$(19,473)	$733	$(20,206)

Balance Sheet
Average
Total loans and leases	$119,820	$54,783	$65,037
Total earning assets	154,890	70,613	84,277
Total assets	190,367	71,644	118,723
Allocated equity	16,202	n/a	n/a
Economic capital (2)	14,852	n/a	n/a

Period end
Total loans and leases	$112,359	$52,371	$59,988
Total earning assets	132,381	58,823	73,558
Total assets	163,712	59,660	104,052

For footnotes including a description of the business activities within Consumer Real Estate Services, see page 13.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	11

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	Fourth Quarter 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$809	$384	$425
Noninterest income:
Mortgage banking income	2,330	508	1,822
Insurance loss	(3)	(3)	—
All other income	140	99	41
Total noninterest income	2,467	604	1,863
Total revenue, net of interest expense (FTE basis)	3,276	988	2,288
Provision for credit losses	1,001	63	938
Noninterest expense	4,573	749	3,824
Income (loss) before income taxes	(2,298)	176	(2,474)
Income tax expense (benefit) (FTE basis)	(854)	66	(920)
Net income (loss)	$(1,444)	$110	$(1,554)

Balance Sheet
Average
Total loans and leases	$116,993	$54,301	$62,692
Total earning assets	139,789	63,738	76,051
Total assets	171,763	65,004	106,759
Allocated equity	14,757	n/a	n/a
Economic capital (2)	14,757	n/a	n/a

Period end
Total loans and leases	$112,359	$52,371	$59,988
Total earning assets	132,381	58,823	73,558
Total assets	163,712	59,660	104,052

	Third Quarter 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$923	$446	$477
Noninterest income:
Mortgage banking income	1,800	732	1,068
Insurance income	23	23	—
All other income	76	43	33
Total noninterest income	1,899	798	1,101
Total revenue, net of interest expense (FTE basis)	2,822	1,244	1,578
Provision for credit losses	918	50	868
Noninterest expense	3,829	1,099	2,730
Income (loss) before income taxes	(1,925)	95	(2,020)
Income tax expense (benefit) (FTE basis)	(802)	33	(835)
Net income (loss)	$(1,123)	$62	$(1,185)

Balance Sheet
Average
Total loans and leases	$120,079	$54,802	$65,277
Total earning assets	149,177	68,764	80,413
Total assets	182,843	71,379	111,464
Allocated equity	14,240	n/a	n/a
Economic capital (2)	14,240	n/a	n/a

Period end
Total loans and leases	$119,823	$55,171	$64,652
Total earning assets	144,831	66,619	78,212
Total assets	188,769	79,650	109,119

For footnotes including a description of the business activities within Consumer Real Estate Services, see page 13.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	12

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1) (continued)
(Dollars in millions)
	Second Quarter 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$579	$450	$129
Noninterest income:
Mortgage banking income (loss)	(13,018)	695	(13,713)
Insurance income	299	299	—
All other income	825	799	26
Total noninterest income (loss)	(11,894)	1,793	(13,687)
Total revenue, net of interest expense (FTE basis)	(11,315)	2,243	(13,558)
Provision for credit losses	1,507	121	1,386
Goodwill Impairment	2,603	—	2,603
Noninterest expense	6,022	1,332	4,690
Income (loss) before income taxes	(21,447)	790	(22,237)
Income tax expense (benefit) (FTE basis)	(6,941)	291	(7,232)
Net income (loss)	$(14,506)	$499	$(15,005)

Balance Sheet
Average
Total loans and leases	$121,683	$55,270	$66,413
Total earning assets	158,674	71,879	86,795
Total assets	198,030	72,085	125,945
Allocated equity	17,139	n/a	n/a
Economic capital (2)	14,437	n/a	n/a

Period end
Total loans and leases	$121,553	$55,283	$66,270
Total earning assets	149,908	69,651	80,257
Total assets	185,398	70,280	115,118

	First Quarter 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$896	$548	$348
Noninterest income:
Mortgage banking income	695	567	128
Insurance income	431	431	—
All other income	41	31	10
Total noninterest income	1,167	1,029	138
Total revenue, net of interest expense (FTE basis)	2,063	1,577	486
Provision for credit losses	1,098	—	1,098
Noninterest expense	4,777	1,479	3,298
Income (loss) before income taxes	(3,812)	98	(3,910)
Income tax expense (benefit) (FTE basis)	(1,412)	36	(1,448)
Net income (loss)	$(2,400)	$62	$(2,462)

Balance Sheet
Average
Total loans and leases	$120,560	$54,763	$65,797
Total earning assets	172,339	78,250	94,089
Total assets	209,328	78,256	131,072
Allocated equity	18,736	n/a	n/a
Economic capital (2)	15,994	n/a	n/a

Period end
Total loans and leases	$118,749	$54,423	$64,326
Total earning assets	166,265	72,862	93,403
Total assets	204,484	72,189	132,295

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing right activities, including net hedge results which were previously included in Home Loans, together with any related assets or liabilities used as economic hedges are included in Legacy Assets & Servicing. The goodwill asset and related impairment charge that was recorded in 2011 are included in Legacy Assets & Servicing.

(2)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding MSRs). Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

n/a = not applicable

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	13

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31				Fourth Quarter 2011		Third Quarter 2011		Second Quarter 2011		First Quarter 2011
	2011		2010
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$14,900		$19,465		$7,881		$12,372		$15,282		$14,900
Net additions	760		3,515		(290)		33		176		841
Impact of customer payments (1)	(2,621)		(3,759)		(612)		(664)		(639)		(706)
Other changes in mortgage servicing rights fair value (2)	(5,661)		(4,321)		399		(3,860)		(2,447)		247
Balance, end of period	$7,378		$14,900		$7,378		$7,881		$12,372		$15,282

Capitalized mortgage servicing rights (% of loans serviced for investors)	54	bps	92	bps	54	bps	52	bps	78	bps	95	bps
Mortgage loans serviced for investors (in billions)	$1,379		$1,628		$1,379		$1,512		$1,578		$1,610

Loan production:
Consumer Real Estate Services
First mortgage	$139,273		$287,236		$18,053		$30,448		$38,253		$52,519
Home equity	3,694		7,626		580		660		879		1,575
Total Corporation (3)
First mortgage	151,756		298,038		21,614		33,038		40,370		56,734
Home equity	4,388		8,437		759		847		1,054		1,728

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$2,797		$6,182		$502		$803		$824		$668
Representations and warranties provision	(15,591)		(6,785)		(263)		(278)		(14,037)		(1,013)
Total production income (loss)	(12,794)		(603)		239		525		(13,213)		(345)
Servicing income:
Servicing fees	5,959		6,475		1,333		1,464		1,556		1,606
Impact of customer payments (1)	(2,621)		(3,759)		(612)		(664)		(639)		(706)
Fair value changes of mortgage servicing rights, net of economic hedge results (4)	656		376		1,165		361		(873)		3
Other servicing-related revenue	607		675		205		114		151		137
Total net servicing income	4,601		3,767		2,091		1,275		195		1,040
Total Consumer Real Estate Services mortgage banking income (loss)	(8,193)		3,164		2,330		1,800		(13,018)		695
Other business segments’ mortgage banking loss (5)	(637)		(430)		(211)		(183)		(178)		(65)
Total consolidated mortgage banking income (loss)	$(8,830)		$2,734		$2,119		$1,617		$(13,196)		$630

(1)	Represents the change in the market value of the mortgage servicing rights asset due to the impact of customer payments received during the year.

(2)	These amounts reflect the change in discount rates and prepayment speed assumptions, mostly due to changes in interest rates, as well as the effect of changes in other assumptions.

(3)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(4)	Includes sale of mortgage servicing rights.

(5)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	14

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Net interest income (FTE basis)	$9,490	$10,064	$2,309	$2,323	$2,376	$2,482
Noninterest income:
Service charges	3,425	3,656	803	830	877	915
Investment banking fees	3,061	2,982	629	616	948	868
All other income	1,342	1,046	262	183	460	437
Total noninterest income	7,828	7,684	1,694	1,629	2,285	2,220
Total revenue, net of interest expense (FTE basis)	17,318	17,748	4,003	3,952	4,661	4,702

Provision for credit losses	(1,118)	1,298	(256)	(182)	(557)	(123)

Noninterest expense	8,888	8,672	2,137	2,219	2,223	2,309
Income before income taxes	9,548	7,778	2,122	1,915	2,995	2,516
Income tax expense (FTE basis)	3,501	2,887	785	710	1,074	932
Net income	$6,047	$4,891	$1,337	$1,205	$1,921	$1,584

Net interest yield (FTE basis)	3.26%	3.76%	3.04%	3.05%	3.33%	3.66%
Return on average allocated equity	12.58	9.20	11.34	9.89	16.14	13.00
Return on average economic capital (1)	26.59	17.47	25.06	20.87	34.06	26.46
Efficiency ratio (FTE basis)	51.32	48.86	53.37	56.14	47.71	49.11

Balance Sheet
Average
Total loans and leases	$265,560	$260,970	$276,844	$268,170	$260,132	$256,846
Total earnings assets (2)	291,234	267,325	301,448	301,853	285,808	275,424
Total assets (2)	338,455	312,922	348,469	349,237	332,361	323,357
Total deposits	237,193	203,459	240,732	246,291	235,699	225,785
Allocated equity	48,059	53,169	46,762	48,356	47,735	49,407
Economic capital (1)	22,761	28,064	21,187	22,957	22,631	24,299

Period end
Total loans and leases	$278,177	$254,841	$278,177	$273,549	$263,066	$257,468
Total earnings assets (2)	302,353	261,902	302,353	294,072	294,164	279,134
Total assets (2)	350,148	311,788	350,148	342,038	341,587	327,611
Total deposits	246,466	217,262	246,466	236,264	243,885	229,199

(1)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provide additional clarity in assessing the results of the segments. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	15

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Investment Banking fees (1)
Advisory (2)	$1,182	$934	$265	$260	$356	$301
Debt issuance	1,294	1,433	255	230	420	389
Equity issuance	585	615	109	126	172	178
Total Investment Banking fees (3)	$3,061	$2,982	$629	$616	$948	$868

Business Lending
Corporate	$3,246	$3,459	$694	$777	$788	$987
Commercial	4,953	5,507	1,177	1,169	1,369	1,238
Total Business Lending revenue (3)	$8,199	$8,966	$1,871	$1,946	$2,157	$2,225

Treasury Services
Corporate	$2,507	$2,296	$632	$616	$638	$621
Commercial	3,532	3,414	909	856	912	855
Total Treasury Services revenue (3)	$6,039	$5,710	$1,541	$1,472	$1,550	$1,476

Average deposit balances
Interest-bearing	$90,095	$86,848	$78,598	$90,689	$96,731	$94,532
Noninterest-bearing	147,098	116,611	162,134	155,602	138,968	131,253
Total average deposits	$237,193	$203,459	$240,732	$246,291	$235,699	$225,785

Loan spread	2.03%	2.12%	1.85%	1.97%	2.02%	2.33%

Provision for credit losses	$(1,118)	$1,298	$(256)	$(182)	$(557)	$(123)

Credit quality (4, 5)
Reservable utilized criticized exposure	$20,072	$32,751	$20,072	$22,859	$26,813	$30,336
	6.12%	10.30%	6.12%	7.03%	8.42%	9.52%

Nonperforming loans, leases and foreclosed properties	$4,646	$7,366	$4,646	$5,377	$5,984	$6,791
	1.70%	2.92%	1.70%	2.00%	2.31%	2.67%

Average loans and leases by product
U.S. commercial	$119,833	$116,342	$124,882	$119,155	$118,160	$117,057
Commercial real estate	37,665	49,136	34,604	36,458	38,770	40,913
Commercial lease financing	23,166	23,392	23,050	23,101	23,041	23,478
Non-U.S. commercial	42,589	26,544	50,878	47,181	39,089	32,961
Direct/Indirect consumer	42,288	45,532	43,427	42,253	41,048	42,412
Other	19	24	3	22	24	25
Total average loans and leases	$265,560	$260,970	$276,844	$268,170	$260,132	$256,846

Total Corporation-wide Investment Banking fees
Advisory (2)	$1,248	$1,019	$273	$273	$382	$320
Debt issuance	2,888	3,267	589	515	939	845
Equity issuance	1,453	1,498	267	316	422	448
Total investment banking fees	5,589	5,784	1,129	1,104	1,743	1,613
Self-Led	(372)	(264)	(116)	(162)	(59)	(35)
Total Investment Banking fees	$5,217	$5,520	$1,013	$942	$1,684	$1,578

(1)	Includes self-led deals and represents fees attributable to Global Banking under an internal sharing arrangement.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Total Global Banking revenue includes certain insignificant items that are not included in Investment Banking fees, Business Lending revenue or Treasury Services revenue.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)
Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	16

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Net interest income (FTE basis)	$3,682	$4,332	$863	$925	$874	$1,020
Noninterest income:
Investment and brokerage services	2,235	2,312	447	584	557	647
Investment banking fees	2,212	2,456	424	438	699	651
Trading account profits	6,424	9,630	370	1,422	2,016	2,616
All other income (loss)	232	388	(299)	(74)	267	338
Total noninterest income	11,103	14,786	942	2,370	3,539	4,252
Total revenue, net of interest expense (FTE basis) (1)	14,785	19,118	1,805	3,295	4,413	5,272

Provision for credit losses	(56)	30	(18)	3	(8)	(33)

Noninterest expense	12,236	11,769	2,893	2,966	3,263	3,114
Income (loss) before income taxes	2,605	7,319	(1,070)	326	1,158	2,191
Income tax expense (benefit) (FTE basis)	1,620	3,073	(302)	878	247	797
Net income (loss)	$985	$4,246	$(768)	$(552)	$911	$1,394

Return on average allocated equity	4.48%	13.06%	n/m	n/m	16.38%	22.02%
Return on average economic capital (2)	5.53	14.72	n/m	n/m	19.99	25.99
Efficiency ratio (FTE basis)	82.76	61.56	n/m	90.01%	73.94	59.06

Balance Sheet
Average
Total trading-related assets (3)	$472,444	$506,508	$444,319	$489,172	$499,274	$456,966
Total earning assets (3)	445,531	508,920	414,141	445,435	457,857	465,255
Total assets	589,753	644,561	552,190	603,661	622,251	581,074
Allocated equity	21,995	32,518	19,130	20,934	22,315	25,687
Economic capital (2)	18,045	28,932	15,154	16,954	18,345	21,814

Period end
Total trading-related assets (3)	$397,876	$417,157	$397,876	$446,697	$444,556	$454,855
Total earning assets (3)	372,852	416,315	372,852	413,677	405,396	461,427
Total assets	501,150	537,270	501,150	552,097	560,684	576,487

Trading-related assets (average)
Trading account securities	$197,735	$201,754	$172,955	$199,201	$213,631	$205,497
Reverse repurchases	165,447	184,700	162,507	174,574	173,270	151,211
Securities borrowed	48,050	54,576	46,476	46,930	53,756	45,033
Derivative assets	61,212	65,478	62,381	68,467	58,617	55,225
Total trading-related assets (3)	$472,444	$506,508	$444,319	$489,172	$499,274	$456,966

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 18.

(2)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(3)	Trading-related assets includes assets which are not considered earning assets (i.e., derivative assets).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	17

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Sales and trading revenue
Fixed income, currency and commodities	$8,901	$12,585	$809	$2,059	$2,643	$3,390
Equity income	3,943	4,101	670	957	1,077	1,239
Total sales and trading revenue	$12,844	$16,686	$1,479	$3,016	$3,720	$4,629

Sales and trading revenue breakdown
Net interest income	$3,682	$4,332	$863	$925	$874	$1,020
Commissions	2,235	2,312	447	584	557	647
Trading	6,424	9,630	370	1,422	2,016	2,616
Other	503	412	(201)	85	273	346
Total sales and trading revenue	$12,844	$16,686	$1,479	$3,016	$3,720	$4,629

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Net interest income (FTE basis)	$6,052	$5,682	$1,496	$1,412	$1,573	$1,571
Noninterest income:
Investment and brokerage services	9,310	8,660	2,190	2,364	2,378	2,378
All other income	2,034	1,949	481	462	544	547
Total noninterest income	11,344	10,609	2,671	2,826	2,922	2,925
Total revenue, net of interest expense (FTE basis)	17,396	16,291	4,167	4,238	4,495	4,496

Provision for credit losses	398	646	118	162	72	46

Noninterest expense	14,357	13,209	3,637	3,507	3,624	3,589
Income before income taxes	2,641	2,436	412	569	799	861
Income tax expense (FTE basis)	969	1,083	153	211	286	319
Net income	$1,672	$1,353	$259	$358	$513	$542

Net interest yield (FTE basis)	2.24%	2.31%	2.24%	2.07%	2.34%	2.30%
Return on average allocated equity	9.40	7.49	5.78	7.97	11.71	12.26
Return on average economic capital (1)	24.00	19.74	14.73	20.30	30.45	30.98
Efficiency ratio (FTE basis)	82.53	81.08	87.25	82.74	80.64	79.83

Balance Sheet
Average
Total loans and leases	$102,144	$99,269	$102,709	$102,786	$102,201	$100,852
Total earning assets (2)	270,658	246,428	265,122	271,207	269,208	277,222
Total assets (2)	290,565	267,365	284,629	290,974	289,262	297,531
Total deposits	254,997	232,519	250,040	255,882	255,432	258,719
Allocated equity	17,790	18,070	17,845	17,826	17,560	17,932
Economic capital (1)	7,094	7,292	7,182	7,135	6,854	7,204

Period end
Total loans and leases	$103,460	$100,725	$103,460	$102,362	$102,878	$101,287
Total earning assets (2)	263,586	275,520	263,586	260,940	264,104	265,005
Total assets (2)	284,062	296,478	284,062	280,897	284,504	285,690
Total deposits	253,264	258,210	253,264	251,251	255,796	256,751

(1)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	19

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management - Key Indicators and Metrics
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Revenues
Merrill Lynch Global Wealth Management	$14,616	$13,500	$3,463	$3,594	$3,770	$3,789
U.S. Trust	2,693	2,661	679	626	706	682
Other (1)	87	130	25	18	19	25
Total revenues	$17,396	$16,291	$4,167	$4,238	$4,495	$4,496

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,749,059	$1,766,368	$1,749,059	$1,686,404	$1,795,860	$1,813,547
U.S. Trust	324,003	340,360	324,003	315,244	341,924	345,111
Other (1)	66,182	78,275	66,182	65,153	67,875	71,759

Client Balances by Type
Assets under management	$647,126	$643,343	$647,126	$616,899	$661,010	$664,554
Client brokerage assets	1,024,193	1,064,516	1,024,193	986,718	1,065,996	1,087,536
Assets in custody	107,989	114,721	107,989	106,293	116,499	116,816
Client deposits	253,264	258,210	253,264	251,251	255,796	256,751
Loans and leases (2)	106,672	104,213	106,672	105,640	106,358	104,760
Total client balances	$2,139,244	$2,185,003	$2,139,244	$2,066,801	$2,205,659	$2,230,417

Assets Under Management Flows (3)
Liquidity assets under management (4)	$(11,969)	$(41,715)	$1,029	$(2,568)	$(3,771)	$(6,659)
Long-term assets under management (5)	27,649	12,033	4,462	4,493	4,535	14,159
Total assets under management flows	$15,680	$(29,682)	$5,491	$1,925	$764	$7,500

Associates (6)
Number of Financial Advisors	17,308	15,611	17,308	17,094	16,443	15,797
Total Wealth Advisors	18,667	17,041	18,667	18,498	17,836	17,217
Total Client Facing Professionals	21,784	20,143	21,784	21,624	20,957	20,347

Merrill Lynch Global Wealth Management Metrics
Financial Advisory Productivity (7) (in thousands)	$942	$916	$881	$921	$965	$1,005

U.S. Trust Metrics
Client Facing Professionals	2,247	2,311	2,247	2,270	2,279	2,312

(1)	Other includes the results of BofA Global Capital Management (the former Columbia cash management business) and other administrative items.

(2)	Includes margin receivables which are classified in other assets on the Consolidated Balance Sheet.

(3)	Includes the Columbia Management long-term asset management business through the date of sale on May 1, 2010.

(4)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is less than one year.

(5)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(6)	Includes Merrill Edge ®

(7)
Financial Advisor Productivity is defined as annualized MLGWM total revenue divided by the total number of financial advisors (excluding Merrill Edge Financial Advisors). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	20

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Net interest income (FTE basis)	$1,780	$3,655	$403	$7	$542	$828
Noninterest income:
Card income (2)	465	615	90	72	149	154
Equity investment income	7,044	4,574	3,110	1,380	1,139	1,415
Gains on sales of debt securities	3,098	2,313	1,102	697	831	468
All other income (loss)	2,821	(1,434)	(415)	4,114	(111)	(767)
Total noninterest income	13,428	6,068	3,887	6,263	2,008	1,270
Total revenue, net of interest expense (FTE basis)	15,208	9,723	4,290	6,270	2,550	2,098

Provision for credit losses	6,172	6,324	792	1,374	1,841	2,165

Goodwill impairment	581	—	581	—	—	—
Merger and restructuring charges	638	1,820	101	176	159	202
All other noninterest expense	4,066	4,253	1,174	574	587	1,731
Income (loss) before income taxes	3,751	(2,674)	1,642	4,146	(37)	(2,000)
Income tax expense (benefit) (FTE basis)	(1,012)	(3,977)	278	(532)	130	(888)
Net income (loss)	$4,763	$1,303	$1,364	$4,678	$(167)	$(1,112)

Balance sheet
Average
Total loans and leases	$283,890	$281,642	$272,808	$286,753	$287,840	$288,301
Total assets (3)	369,659	473,253	335,718	355,794	374,513	413,619
Total deposits	49,267	66,882	46,055	52,846	48,072	50,107
Allocated equity (4)	72,141	38,884	76,736	68,672	77,759	65,307

Period end
Total loans and leases	$267,621	$285,086	$267,621	$274,268	$287,425	$286,531
Total assets (5)	309,471	395,975	309,471	336,265	367,840	353,412
Total deposits	32,729	48,767	32,729	53,248	43,908	36,154

(1)
All Other consists of two broad groupings, Equity Investments and Other. Equity Investments includes Global Principal Investments, Strategic and other investments, and Corporate Investments. Substantially all of the equity investments in Corporate Investments were sold during 2010. Other includes liquidating businesses, merger and restructuring charges, ALM functions (i.e., residential mortgage portfolio and investment securities) and related activities (i.e., economic hedges, fair value option on structured liabilities), and the impact of certain allocation methodologies. Other also includes certain residential mortgage and discontinued real estate products that are managed by Legacy Assets & Servicing within Consumer Real Estate Services.

(2)	During the third quarter of 2011, the international consumer card business results were moved to All Other from Consumer & Business Banking and prior periods were reclassified.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $591.4 billion and $546.2 billion for the years ended December 31, 2011 and 2010; $580.5 billion, $602.4 billion, $596.4 billion and $586.1 billion for the fourth, third, second and first quarters of 2011, respectively.

(4)	Represents both the risk-based capital and the portion of goodwill and intangibles assigned to All Other as well as the remaining portion of equity not specifically allocated to the business segments.

(5)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $580.7 billion, $581.2 billion, $596.0 billion, $593.1 billion and $565.0 billion at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	21

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Fourth Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$266,144	$—	$1,106	$—	$95	$37,025	$227,918
Home equity	126,251	—	111,138	—	—	14,805	308
Discontinued real estate	14,073	—	2,848	—	—	—	11,225
U.S. credit card	102,241	102,241	—	—	—	—	—
Non-U.S. credit card	15,981	—	—	—	—	—	15,981
Direct/Indirect consumer	90,861	8,546	93	43,427	726	31,984	6,085
Other consumer	2,751	654	—	3	—	13	2,081
Total consumer	618,302	111,441	115,185	43,430	821	83,827	263,598

Commercial
U.S. commercial	196,778	33,217	1,807	124,882	11,432	17,111	8,329
Commercial real estate	40,673	2,477	1	34,604	428	1,589	1,574
Commercial lease financing	21,278	—	—	23,050	—	4	(1,776)
Non-U.S. commercial	55,867	15	—	50,878	(12,681)	178	17,477
Total commercial	314,596	35,709	1,808	233,414	(821)	18,882	25,604
Total loans and leases	$932,898	$147,150	$116,993	$276,844	n/m	$102,709	$289,202

	Third Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$268,494	$—	$1,196	$—	$99	$36,656	$230,543
Home equity	129,125	—	112,781	17	—	15,029	1,298
Discontinued real estate	15,923	—	4,052	—	—	—	11,871
U.S. credit card	103,671	103,671	—	—	—	—	—
Non-U.S. credit card	25,434	—	—	—	—	—	25,434
Direct/Indirect consumer	90,280	9,492	100	42,253	505	31,390	6,540
Other consumer	2,795	1,745	—	5	—	14	1,031
Total consumer	635,722	114,908	118,129	42,275	604	83,089	276,717

Commercial
U.S. commercial	191,439	34,040	1,948	119,155	9,590	17,829	8,877
Commercial real estate	42,931	2,526	2	36,458	432	1,653	1,860
Commercial lease financing	21,342	—	—	23,101	2	19	(1,780)
Non-U.S. commercial	50,598	18	—	47,181	(10,628)	196	13,831
Total commercial	306,310	36,584	1,950	225,895	(604)	19,697	22,788
Total loans and leases	$942,032	$151,492	$120,079	$268,170	n/m	$102,786	$299,505

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	22

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment (continued)
(Dollars in millions)
	Second Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$265,420	$—	$1,167	$—	$101	$36,367	$227,785
Home equity	131,786	—	115,250	15	—	15,248	1,273
Discontinued real estate	15,997	—	3,548	—	—	—	12,449
U.S. credit card	106,164	106,164	—	—	—	—	—
Non-U.S. credit card	27,259	—	—	—	—	—	27,259
Direct/Indirect consumer	89,403	10,564	94	41,048	559	30,231	6,907
Other consumer	2,745	1,692	—	9	—	18	1,026
Total consumer	638,774	118,420	120,059	41,072	660	81,864	276,699

Commercial
U.S. commercial	190,479	34,118	1,619	118,160	8,885	18,322	9,375
Commercial real estate	45,762	2,567	5	38,770	445	1,792	2,183
Commercial lease financing	21,284	—	—	23,041	1	34	(1,792)
Non-U.S. commercial	42,214	17	—	39,089	(9,991)	189	12,910
Total commercial	299,739	36,702	1,624	219,060	(660)	20,337	22,676
Total loans and leases	$938,513	$155,122	$121,683	$260,132	n/m	$102,201	$299,375

	First Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$262,049	$—	$—	$—	$99	$35,752	$226,198
Home equity	136,089	—	119,123	13	—	15,686	1,267
Discontinued real estate	12,899	—	—	—	—	—	12,899
U.S. credit card	109,941	109,941	—	—	—	—	—
Non-U.S. credit card	27,633	—	—	—	—	—	27,633
Direct/Indirect consumer	90,097	11,839	97	42,412	366	28,110	7,273
Other consumer	2,753	1,660	(16)	12	—	17	1,080
Total consumer	641,461	123,440	119,204	42,437	465	79,565	276,350

Commercial
U.S. commercial	191,353	34,886	1,349	117,057	8,989	19,355	9,717
Commercial real estate	48,359	2,618	7	40,913	459	1,731	2,631
Commercial lease financing	21,634	—	—	23,478	—	34	(1,878)
Non-U.S. commercial	36,159	32	—	32,961	(9,913)	167	12,912
Total commercial	297,505	37,536	1,356	214,409	(465)	21,287	23,382
Total loans and leases	$938,966	$160,976	$120,560	$256,846	n/m	$100,852	$299,732

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	23

Bank of America Corporation and Subsidiaries
Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Year Ended December 31				Fourth Quarter 2011		Third Quarter 2011		Second Quarter 2011		First Quarter 2011
	2011		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Consumer & Business Banking	$9,768	6.36%	$18,219	10.37%	$1,925	5.19%	$2,179	5.71%	$2,598	6.72%	$3,066	7.72%
Consumer Real Estate Services	4,257	3.66	6,487	5.02	894	3.14	1,036	3.58	1,213	4.16	1,114	3.75
Global Banking	1,258	0.48	2,892	1.12	304	0.45	374	0.56	184	0.29	396	0.63
Global Markets	9	0.07	70	0.61	10	0.26	—	—	—	—	(1)	(0.03)
Global Wealth & Investment Management	465	0.46	477	0.48	113	0.44	135	0.52	129	0.50	88	0.36
All Other	5,076	1.79	6,189	2.20	808	1.17	1,362	1.89	1,541	2.15	1,365	1.92
Total net charge-offs	$20,833	2.24	$34,334	3.60	$4,054	1.74	$5,086	2.17	$5,665	2.44	$6,028	2.61

(1)
Net charge-off ratios are calculated as net charge-offs, annualized for the quarterly periods, divided by average outstanding loans and leases excluding loans accounted for under the fair value option for each loan and lease category.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	24

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources.
In addition, the Corporation evaluates its business segment results based on return on average economic capital, a non-GAAP financial measure. Return on average economic capital for the segments is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents average allocated equity less goodwill and a percentage of intangible assets. It also believes the use of this non-GAAP financial measure provides additional clarity in assessing the segments.

See the tables below and on pages 26-27 for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP for the years ended December 31, 2011 and 2010, and the three months ended December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$44,616	$51,523	$10,701	$10,490	$11,246	$12,179
Fully taxable-equivalent adjustment	972	1,170	258	249	247	218
Net interest income on a fully taxable-equivalent basis	$45,588	$52,693	$10,959	$10,739	$11,493	$12,397

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$93,454	$110,220	$24,888	$28,453	$13,236	$26,877
Fully taxable-equivalent adjustment	972	1,170	258	249	247	218
Total revenue, net of interest expense on a fully taxable-equivalent basis	$94,426	$111,390	$25,146	$28,702	$13,483	$27,095

Reconciliation of total noninterest expense to total noninterest expense, excluding goodwill impairment charges

Total noninterest expense	$80,274	$83,108	$19,522	$17,613	$22,856	$20,283
Goodwill impairment charges	(3,184)	(12,400)	(581)	—	(2,603)	—
Total noninterest expense, excluding goodwill impairment charges	$77,090	$70,708	$18,941	$17,613	$20,253	$20,283

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$(1,676)	$915	$441	$1,201	$(4,049)	$731
Fully taxable-equivalent adjustment	972	1,170	258	249	247	218
Income tax expense (benefit) on a fully taxable-equivalent basis	$(704)	$2,085	$699	$1,450	$(3,802)	$949

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	25

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Reconciliation of return on average economic capital

Consumer & Business Banking

Reported net income (loss)	$7,452	$(5,134)	$1,243	$1,666	$2,502	$2,041
Adjustment related to intangibles (1)	20	81	5	6	2	7
Goodwill impairment charges	—	10,400	—	—	—	—
Adjusted net income	$7,472	$5,347	$1,248	$1,672	$2,504	$2,048

Average allocated equity	$52,908	$64,578	$53,005	$52,382	$52,559	$53,700
Adjustment related to goodwill and a percentage of intangibles	(30,635)	(37,718)	(30,587)	(30,601)	(30,655)	(30,698)
Average economic capital	$22,273	$26,860	$22,418	$21,781	$21,904	$23,002

Consumer Real Estate Services

Reported net loss	$(19,473)	$(8,897)	$(1,444)	$(1,123)	$(14,506)	$(2,400)
Adjustment related to intangibles (1)	—	3	—	—	—	—
Goodwill impairment charges	2,603	2,000	—	—	2,603	—
Adjusted net loss	$(16,870)	$(6,894)	$(1,444)	$(1,123)	$(11,903)	$(2,400)

Average allocated equity	$16,202	$26,016	$14,757	$14,240	$17,139	$18,736
Adjustment related to goodwill and a percentage of intangibles, excluding MSRs	(1,350)	(4,802)	—	—	(2,702)	(2,742)
Average economic capital	$14,852	$21,214	$14,757	$14,240	$14,437	$15,994

Global Banking

Reported net income	$6,047	$4,891	$1,337	$1,205	$1,921	$1,584
Adjustment related to intangibles (1)	6	10	1	2	1	2
Adjusted net income	$6,053	$4,901	$1,338	$1,207	$1,922	$1,586

Average allocated equity	$48,059	$53,169	$46,762	$48,356	$47,735	$49,407
Adjustment related to goodwill and a percentage of intangibles	(25,298)	(25,105)	(25,575)	(25,399)	(25,104)	(25,108)
Average economic capital	$22,761	$28,064	$21,187	$22,957	$22,631	$24,299

Global Markets

Reported net income (loss)	$985	$4,246	$(768)	$(552)	$911	$1,394
Adjustment related to intangibles (1)	12	13	3	3	3	3
Adjusted net income (loss)	$997	$4,259	$(765)	$(549)	$914	$1,397

Average allocated equity	$21,995	$32,518	$19,130	$20,934	$22,315	$25,687
Adjustment related to goodwill and a percentage of intangibles	(3,950)	(3,586)	(3,976)	(3,980)	(3,970)	(3,873)
Average economic capital	$18,045	$28,932	$15,154	$16,954	$18,345	$21,814

Global Wealth & Investment Management

Reported net income	$1,672	$1,353	$259	$358	$513	$542
Adjustment related to intangibles (1)	30	86	7	7	7	9
Adjusted net income	$1,702	$1,439	$266	$365	$520	$551

Average allocated equity	$17,790	$18,070	$17,845	$17,826	$17,560	$17,932
Adjustment related to goodwill and a percentage of intangibles	(10,696)	(10,778)	(10,663)	(10,691)	(10,706)	(10,728)
Average economic capital	$7,094	$7,292	$7,182	$7,135	$6,854	$7,204

For footnote see page 27.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	26

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
	2011	2010
Consumer & Business Banking

Deposits

Reported net income	$1,227	$1,391	$149	$285	$432	$361
Adjustment related to intangibles (1)	3	11	1	1	—	1
Adjusted net income	$1,230	$1,402	$150	$286	$432	$362

Average allocated equity	$23,735	$24,222	$23,862	$23,820	$23,612	$23,641
Adjustment related to goodwill and a percentage of intangibles	(17,949)	(17,975)	(17,939)	(17,947)	(17,950)	(17,958)
Average economic capital	$5,786	$6,247	$5,923	$5,873	$5,662	$5,683

Card Services

Reported net income (loss)	$5,811	$(6,962)	$1,029	$1,267	$1,944	$1,571
Adjustment related to intangibles (1)	17	70	4	5	2	6
Goodwill impairment charges	—	10,400	—	—	—	—
Adjusted net income	$5,828	$3,508	$1,033	$1,272	$1,946	$1,577

Average allocated equity	$21,127	$32,416	$20,610	$20,755	$21,016	$22,149
Adjustment related to goodwill and a percentage of intangibles	(10,589)	(17,644)	(10,549)	(10,561)	(10,607)	(10,640)
Average economic capital	$10,538	$14,772	$10,061	$10,194	$10,409	$11,509

Business Banking

Reported net income	$414	$437	$65	$114	$126	$109
Adjustment related to intangibles (1)	—	—	—	—	—	—
Adjusted net income	$414	$437	$65	$114	$126	$109

Average allocated equity	$8,046	$7,940	$8,533	$7,807	$7,931	$7,910
Adjustment related to goodwill and a percentage of intangibles	(2,097)	(2,099)	(2,099)	(2,093)	(2,098)	(2,100)
Average economic capital	$5,949	$5,841	$6,434	$5,714	$5,833	$5,810

(1)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation. This segment information is preliminary and based on company data available at the time of this filing.	27